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ACM Government Opportunity Fund


Semi-Annual Report
January 31, 2003


[GRAPHIC OMITTED]


AllianceBernstein [LOGO](SM)
Investment Research and Management


Investment Products Offered
-------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-------------------------

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.


LETTER TO SHAREHOLDERS
March 25, 2003

Dear Shareholder:

This report contains the performance, investment strategy and outlook for ACM Government Opportunity Fund (the "Fund") for the semi-annual reporting period ended January 31, 2003.

Investment Objective and Policies

This closed-end fund is designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and up to 20% in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended January 31, 2003. For comparison, we have included performance for the Fund's benchmark, the Lehman Brothers (LB) Aggregate Bond Index.


INVESTMENT RESULTS*
Periods Ended January 31, 2003

                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
ACM Government
Opportunity Fund (NAV)         10.78%             14.59%
------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index            5.05%              9.46%
------------------------------------------------------------

The Fund's Market Value per share on January 31, 2003 was $8.75.

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of January 31, 2003. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 1


the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.

Additional investment results appear on pages 6-8.

During the six- and 12-month periods ended January 31, 2003, the Fund outperformed the LB Aggregate Bond Index. For the six-month period, the Fund's allocations in Brazilian and Russian debt were the primary reasons for outperformance. In addition, the Fund's overweighted position in the U.S. Treasury market also contributed positively to performance.

In Russia, strong consumer spending, corporate investments, credit rating upgrades and growing financial reserves reinforced stability and growth, resulting in positive returns for the Fund. In addition, rising oil prices and export tariffs also contributed to good fiscal results. Booming retail sales, which were a result of strong growth in incomes, also contributed to the health of Russia's economy. Fiscal surplus is being used to build up financial reserves intended for budgetary expenditure to cushion periods of low energy prices. Most importantly, the latest Standard & Poor's credit rating upgrade from BB- to BB occurred on December 5, highlighting the Russian government's commitment to prudent fiscal policies and improved continuation of economic management.

Brazil's newly elected da Silva administration has recognized the importance of maintaining market momentum by signaling tight fiscal reins. The new administration has committed to both tax and social reform. Tax reform is needed to ensure that Brazil does not have to rely on distorting transactions taxes. Social security reform is also crucial, as it will allow the new administration, in the medium-term, fiscal room to pursue its social aims. We actively traded Brazil during the period under review, and we currently have an optimistic outlook.

Similar to the U.S. Treasury market, Mexican debt was helped by a general flight to quality. Mexico's economy, which is more integrated with the U.S. economy than with other central and Latin American economies, provided a safe haven for those investors seeking to avoid risk in the region. However, like the U.S. dollar, the peso weakened due to the economic slowdown and sluggish recovery in the U.S. The Fund's Mexico position provided mixed results during the period.

The U.S. Treasury market was driven during the annual period by a flight to quality and the U.S. Federal Reserve's willingness to cut interest rates. The after effects of the terrorist attacks of September 11, corporate governance scandals, a sharp drop in equity valuations and the potential of action against Iraq led the U.S. Federal Reserve to cut interest rates to historic lows in order to spur an anemic domestic economy. All of these economic, corporate and political developments


_______________________________________________________________________________

2 o ACM GOVERNMENT OPPORTUNITY FUND


contributed to the strength of the U.S Treasury market and enhanced the Fund's performance.

Market Overview

Risk aversion continued to drive the financial markets in the third quarter, with corporate malfeasance, concern over the possibility of an economic "double-dip" and talk of war with Iraq rattling investors and generating a high number of flight to quality trades benefiting Treasury prices. As market participants worried about the possibility of an economic double-dip, stock prices slumped and corporate bond spreads reached record highs. By October, the lower-quality tiers of the bond market were poised for dramatic outperformance.

In the fourth quarter, the bond market reached an inflection point as risk aversion moderated and spreads narrowed. In a reversal, Treasuries were the weakest sector in the fourth quarter, while corporates posted the strongest absolute returns. Corporate bond investors apparently concluded that improved earnings momentum and continued balance sheet de-leveraging were positives for the corporate sector.

For the six-month period under review, the commercial mortgage-backed securities sector posted the strongest returns. While Treasuries benefited from a flight to quality, mortgage pass-through securities suffered from record amounts of prepayments due to historically low interest rates. In addition, ABS were weakened by increased delinquency and declining recovery of manufactured housing.

Emerging markets, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, posted a positive return of 21.82% for the six-month period. Within the Latin region, significant disparity existed between individual countries based on domestic economic and political concerns as well as external global influences. Brazil (53.66%) and Ecuador (28.96%) posted very strong positive returns, while Mexico and Venezuela posted moderately strong returns of 11.99% and 7.22%, respectively. Within the non-Latin region, Turkey was the best performing country, returning 26.45%, followed by Russia at 21.57% and Bulgaria at 12.49%.

Investment Strategy

Within the emerging market sector, we continued to invest in a diversified array of holdings. The Fund's country allocation as well as specific security selection within the emerging market arena enhanced overall performance. We increased the Fund's allocation to Russian debt as strong economic growth, progress in structural reforms, oil exports and greater geopolitical importance enabled Russia to be an outstanding performer within the emerging market class.

We also increased the Fund's position in Brazil, encouraged with the prospects that President da Silva would, as he in fact did, appoint a more market friendly economic team that will institute the needed reforms and spending controls. In addition, industrial production numbers continue to be strong, and we expect first quarter gross domestic product (GDP) to also be robust. The interest rate cycle is now near or at its


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 3


peak, and we believe that inflation is showing signs of reaching a plateau.

We continued to reduce the Fund's allocation to Mexico as the U.S. recovery began to falter earlier in the year. With Mexico's economy more closely aligned with that of the U.S., any slowdown in the U.S. would have had negative consequences in Mexico. The U.S. is currently the largest importer of Mexican goods.

We became less positive on U.S. Treasuries in light of an expectation for rising Treasury yields as well as the likelihood for increased Treasury issuance given the burgeoning federal budget deficit. We replaced some of the Fund's U.S. government securities with a substantial position in Federal National Mortgage Association 30-year mortgage pass-throughs. We believed that mortgage pass-through securities offered a favorable alternative to Treasury securities with an opportunity to add yield. In the Treasury market, we also believe that inflation-linked Treasuries offer tremendous value given our inflation forecasts.

Market Outlook

The uncertainty surrounding the conflict with Iraq, rising oil prices and unemployment have slowed the pace of economic recovery. We have lowered our U.S. 2003 GDP outlook to 2.7%. The U.S. economy still lacks solid and broad-based growth, indicating that an upward trend in oil prices may trigger a much sharper economic slowdown. February unemployment was reported at 5.8%, a slight increase from January's rate of 5.7%. While the increase is not seen as significant, it is the prolongation of the duration of unemployment that is weighing on an already weak economy. Nevertheless, the dissipation of geopolitical uncertainties will most likely result in the gradual strengthening of the U.S. economy. We expect the U.S. Federal Reserve to stand pat with respect to monetary policy until it is convinced that the recovery has strength and breadth, most likely in the second half of 2003. Also critical to our economic outlook is an increase in capital spending.

Over the near-term, emerging markets are likely to experience continued volatility given global political tensions. However, for 2003, we maintain a positive view for emerging markets. In Russia, we will continue to maintain the Fund's overweight position. Signs of strong consumer and corporate spending suggest a very strong growth in incomes. We believe that retail sales will grow more than the 9.3% estimated by the State Statistical Agency for fourth quarter 2002, and continue to remain strong as public salaries and pensions are due to be raised by 20% in March. Unspent approved expenditures at year-end 2002 will be added to the growing financial reserves. Finally, continuously high oil prices and strong foreign reserves will bode well for Russia as the economy continues to improve.

The integration of the U.S. and Mexican economies suggest that an improvement in the U.S. economy will bode well for Mexico since it would increase demand for Mexican imports. The current economic and financial landscape remains mixed. Therefore, we will continue to evaluate the Fund's position in Mexico. Going forward, our


_______________________________________________________________________________

4 o ACM GOVERNMENT OPPORTUNITY FUND


interest will be more focused on the Mexican local government market. Other upcoming variables for Mexico include the 2003 budget and prospects for approval of energy reform. Events in Brazil, especially the direction of policy initiatives set forth by newly elected President da Silva, will have a significant influence on market sentiment in 2003. We believe President da Silva will make significant strides toward economic reform and remain optimistic on their U.S. dollar denominated debt.

Thank you for your continued interest and investment in ACM Government Opportunity Fund.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Michael L. Mon

Michael L. Mon
Vice President


/s/ Douglas J. Peebles

Douglas J. Peebles
Vice President


[PHOTO] John D. Carifa

[PHOTO] Michael L. Mon

[PHOTO] Douglas J. Peebles


Portfolio Managers, Michael L. Mon and Douglas J. Peebles, have 29 years of combined investment experience.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 5


PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
1/31/93 TO 1/31/03


ACM Government Opportunity Fund (NAV): $23,762

Lehman Brothers Aggregate Bond Index: $20,266


[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                            ACM Government               Lehman Brothers
                         Opportunity Fund (NAV)       Aggregate Bond Index
 -------------------------------------------------------------------------------
       1/31/93                $ 10,000                      $ 10,000
       1/31/94                $ 12,082                      $ 10,914
       1/31/95                $ 10,374                      $ 10,661
       1/31/96                $ 13,190                      $ 12,468
       1/31/97                $ 13,912                      $ 12,875
       1/31/98                $ 15,721                      $ 14,255
       1/31/99                $ 16,274                      $ 15,406
       1/31/00                $ 16,469                      $ 15,122
       1/31/01                $ 19,182                      $ 17,212
       1/31/02                $ 20,739                      $ 18,514
       1/31/03                $ 23,762                      $ 20,266


This chart illustrates the total value of an assumed $10,000 investment in ACM Government Opportunity Fund at net asset value (NAV) (from 1/31/93 to 1/31/03) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LBAsset-Backed Securities Index and the LBGovernment/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities.

When comparing ACM Government Opportunity Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


_______________________________________________________________________________

6 o ACM GOVERNMENT OPPORTUNITY FUND


PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 1/31


                              [BAR CHART OMITTED]


       ACM Government Opportunity Fund (NAV)--Yearly Periods Ended 1/31
-------------------------------------------------------------------------------
                         ACM Government            Lehman Brothers
                      Opportunity Fund (NAV)     Aggregate Bond Index
-------------------------------------------------------------------------------
     1/31/94                  20.82%                     9.14%
     1/31/95                 -14.14%                    -2.31%
     1/31/96                  27.15%                    16.95%
     1/31/97                   5.47%                     3.26%
     1/31/98                  13.01%                    10.72%
     1/31/99                   3.52%                     8.08%
     1/31/00                   1.19%                    -1.85%
     1/31/01                  16.47%                    13.82%
     1/31/02                   8.11%                     7.56%
     1/31/03                  14.59%                     9.46%


Past performance is no guarantee of future results. The Fund's investment results represent average annual returns and are based on the net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/ Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 7


PORTFOLIO SUMMARY
January 31, 2003 (unaudited)

INCEPTION DATE
8/26/88

PORTFOLIO STATISTICS
Net Assets ($mil):$108.3


SECURITY TYPE
     62.6%  Treasury
     23.6%  Sovereign
      4.4%  Supranationals
      3.8%  FNMA                                [PIE CHART OMITTED]
      2.4%  Brady Bonds
      2.2%  FHLMC
      1.0%  GNMA


COUNTRY BREAKDOWN
     69.6%  United States
      6.1%  Russia
      5.2%  Brazil
      4.9%  Mexico
      4.4%  Supranationals
      2.1%  Colombia                            [PIE CHART OMITTED]
      1.8%  Ukraine
      1.7%  Poland
      1.7%  Bulgaria
      1.1%  South Africa
      0.7%  Panama
      0.7%  Turkey


All data as of January 31, 2003. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

8 o ACM GOVERNMENT OPPORTUNITY FUND


PORTFOLIO OF INVESTMENTS
January 31, 2003 (unaudited)

                                                      Principal
                                                         Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
   OBLIGATIONS-94.7%

U.S. Treasury Bonds-59.6%
   3.375%, 4/15/32 TIPS(a)                   US$          3,064     $ 3,548,761
   5.375%, 2/15/31(a)(b)                                  3,000       3,240,117
   6.25%, 5/15/30(a)                                      6,000       7,124,298
   10.75%, 8/15/05(a)(b)                                  5,995       7,287,672
   12.375%, 5/15/04(a)                                    2,500       2,845,605
   12.75%, 11/15/10(a)                                    3,250       4,164,189
   13.25%, 5/15/14(a)                                     5,250       8,130,119
   13.75%, 8/15/04(a)(b)                                  6,620       7,846,507
   14.00%, 11/15/11(a)(b)                                14,500      20,380,997
                                                                    -----------
                                                                     64,568,265
                                                                    -----------
U.S. Treasury Notes-25.6%
   3.375%, 1/15/07 TIPS(a)                                2,289       2,479,578
   3.50%, 11/15/06(a)(b)                                  7,360       7,598,626
   3.625%, 1/15/08 TIPS(a)(c)                             7,855       8,637,410
   3.875%, 1/15/09 TIPS(a)                                1,658       1,854,892
   5.75%, 11/15/05(a)                                     1,040       1,142,293
   6.75%, 5/15/05(a)                                      2,050       2,272,378
   7.875%, 11/15/04(a)                                    3,350       3,717,716
                                                                    -----------
                                                                     27,702,893
                                                                    -----------
Mortgage Related Securities-9.5%
Federal Home Loan Mortgage
   Association
   5.25%, 1/15/06                                         3,000       3,244,212
Federal National Mortgage
   Association
   6.50%, 2/25/33                                         3,500       3,647,658
   7.50%, 11/01/29                                        1,167       1,243,584
   8.00%, 6/01/28                                           642         703,321
Government National Mortgage
   Association
   6.50%, 2/15/29                                         1,391       1,462,547
                                                                    -----------
                                                                     10,301,322
                                                                    -----------
Total U.S. Government and
   Agency Obligations
   (cost $98,127,147)                                               102,572,480
                                                                    -----------


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 9


                                                      Principal
                                                         Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-35.5%

Sovereign Debt Securities-32.3%

Brazil-3.8%
Republic of Brazil
   11.00%, 1/11/12                           US$          1,400     $   980,000
   11.00%, 8/17/40                                        4,000       2,610,000
   11.50%, 3/12/08                                          700         554,750
                                                                    -----------
                                                                      4,144,750
                                                                    -----------
BULGARIA-2.4%
Republic of Bulgaria
   8.25%, 1/15/15(d)                                      2,265       2,548,125
                                                                    -----------
Colombia-2.8%
Republic of Colombia
   11.75%, 2/25/20                                        3,000       3,034,500
                                                                    -----------
Mexico-6.7%
Mexican Treasury Bonds
   9.50%, 3/08/07                            MXP          9,688         885,254
   10.50%, 7/14/11                                       11,391       1,060,217
   13.50%, 3/02/06                                       13,332       1,410,799
   14.50%, 5/12/05                                       12,134       1,264,584
United Mexican States Global Bonds
   11.375%, 9/15/16                          US$          2,000       2,630,000
                                                                    -----------
                                                                      7,250,854
                                                                    -----------
Panama-1.0%
Republic of Panama
   9.375%, 4/01/29                                        1,000       1,092,500
                                                                    -----------
Poland-2.4%
Government of Poland
   8.50%, 11/12/06                           PLZ          8,925       2,554,570
                                                                    -----------
Russia-8.2%
Russian Federation
   5.00%, 3/31/30(d)(e)                      US$          5,900       4,838,000
Russian Ministry of Finance
   Series VI
   3.00%, 5/14/06                                         4,450       4,088,660
                                                                    -----------
                                                                      8,926,660
                                                                    -----------
South Africa-1.5%
Republic of South Africa
   13.00%, 8/31/10                           ZAR         12,000       1,593,213
                                                                    -----------
Turkey-1.0%
Republic of Turkey
   11.875%, 1/15/30                          US$          1,000       1,035,000
                                                                    -----------


_______________________________________________________________________________

10 o ACM GOVERNMENT OPPORTUNITY FUND


                                                      Shares or
                                                      Principal
                                                         Amount
                                                           (000)   U.S. $ Value
-------------------------------------------------------------------------------
Ukraine-2.5%
Government of Ukraine
   11.00%, 3/15/07(d)                        US$          2,520     $ 2,673,720
                                                                    -----------
Total Sovereign Debt Securities
   (cost $30,359,563)                                                34,853,892
                                                                    -----------
Collateralized Brady Bonds-3.2%(f)
Brazil-3.2%
Republic of Brazil-DCB
   Series RG FRN
   2.625%, 4/15/12                                          325         188,110
   Series 20 Yrs
   8.00%, 4/15/14                                         4,802       3,312,579
                                                                    -----------
Total Collateralized Brady Bonds
   (cost $2,998,182)                                                  3,500,689
                                                                    -----------

Total Sovereign Debt Obligations
   (cost $33,357,745)                                                38,354,581
                                                                    -----------

SUPRANATIONAL DEBT OBLIGATIONS-6.0%
European Bank for Reconstruction
   and Development
   Zero coupon, 10/03/03                     TRL  2,000,000,000         889,791
   9.625%, 2/23/04                           PLZ          5,000       1,351,965
European Investment Bank
   13.60%, 10/12/05                                       2,480         769,895
International Bank for Reconstruction
   and Development
   Zero coupon, 2/17/26                      ZAR        110,000       1,813,504
   Zero coupon, 7/14/27                                 107,725       1,671,349
                                                                    -----------
Total Supranational Debt Obligations
   (cost $5,137,806)                                                  6,496,504
                                                                    -----------
RIGHTS-0.0%
Mexico-0.0%
United Mexican States
   Value Recovery Rights,
   expiring 6/30/03
   (cost $0)                                          5,596,000          34,975
                                                                    -----------


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 11


                                                      Contracts    U.S. $ Value
-------------------------------------------------------------------------------
CALL OPTION PURCHASED-0.0%(g)
Brazilian Real
   expiring 2/24/03 @ $66.875
   (cost $24,013)                                     1,231,410    $     34,479
                                                                   ------------
Total Investments-136.2%
   (cost $136,646,711)                                              147,493,019
Other assets less liabilities-(36.2%)                               (39,206,121)
                                                                   ------------
Net Assets-100%                                                    $108,286,898
                                                                   ============

FINANCIAL FUTURES CONTRACTS SOLD
                                                      Value at
               Number of    Expiration   Original    January 31,    Unrealized
    Type       Contracts      Month        Value        2003       Depreciation
-----------   -----------  -----------  -----------  -----------  --------------
U.S Treasury
   5 Yr Note      167      March 2003   $18,443,063  $18,792,719   $ (349,656)
U.S Treasury
   10 Yr Note     147      March 2003    16,423,985   16,778,673     (354,688)
                                                                   ----------
                                                                   $ (704,344)
                                                                   ----------

FORWARD EXCHANGE CURRENCY CONTRACTS
                                       U.S. $
                        Contract      Value on       U.S.$        Unrealized
                         Amount     Origination     Current      Appreciation/
                          (000)         Date         Value      (Depreciation)
                      --------------------------------------------------------
BUY CONTRACT
Hungarian Forint,
settling 3/13/03         467,283   $ 2,020,683     $ 2,048,482       $  27,799

SALE CONTRACTS
Euro,
   settling 2/28/03          959     1,037,480       1,028,628           8,852
   settling 4/28/03        1,945     2,094,765       2,080,729          14,036
Hungarian Forint,
   settling 3/13/03      467,283     1,979,285       2,048,482         (69,197)
Mexican Peso,
   settling 3/31/03       23,070     2,071,417       2,091,993         (20,576)
Polish Zloty,
   settling 2/28/03        5,318     1,400,764       1,385,795          14,969
South African Rand,
   settling 2/06/03       34,012     3,944,335       3,980,650         (36,315)
                                                                    ----------
                                                                     $ (60,432)
                                                                    ----------


See footnote summary on page 13.


_______________________________________________________________________________

12 o ACM GOVERNMENT OPPORTUNITY FUND


(a) Positions, or portion thereof, with an aggregate market value of $52,754,861 have been segregated to collateralize forward exchange currency contracts.

(b) Positions, or portion thereof, with an aggregate market value of $38,282,381 have been segregated to collateralize reverse repurchase agreements.

(c) Positions, or portion thereof, with an aggregate market value of $1,233,916 have been segregated to collateralize margin requirement for the open futures contracts sold.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2003 these securities amounted to $10,059,845 or 9.3% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rates in effect at January 31, 2003.

(f) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(g)   Non-income producing security.

Currency Abbreviations:

MXP - Mexican Peso
PLZ - Polish Zloty
TRL - Turkish Lira
US$ - United States Dollar
ZAR - South African Rand

Glossary of Terms:

DCB  -  Debt Conversion Bond
FRN  -  Floating Rate Note
TIPS -  Treasury Inflation Protected Securities


See notes to financial statements.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 13


STATEMENT OF ASSETS & LIABILITIES
January 31, 2003 (unaudited)

Assets
Investments in securities, at value (cost $136,646,711)            $147,493,019
Cash                                                                    808,768
Foreign cash, at value (cost $56,998)                                    53,365
Interest receivable                                                   3,196,149
                                                                   ------------
Total assets                                                        151,551,301
                                                                   ------------

Liabilities
Reverse repurchase agreements                                        39,175,994
Payable for investment securities purchased                           3,657,836
Variation margin on futures contracts                                    95,625
Advisory fee payable                                                     81,735
Net unrealized depreciation of forward exchange
   currency contracts                                                    60,432
Administration fee payable                                               16,347
Accrued expenses and other liabilities                                  176,434
                                                                   ------------
Total liabilities                                                    43,264,403
                                                                   ------------
Net Assets                                                         $108,286,898
                                                                   ============

Composition of Net Assets
Capital stock, at par                                              $    127,348
Additional paid-in capital                                          109,391,546
Distributions in excess of net investment income                     (5,218,316)
Accumulated net realized loss on investment
   and foreign currency transactions                                 (6,127,764)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities               10,114,084
                                                                   ------------
                                                                   $108,286,898
                                                                   ============

Net Asset Value Per Share
   (based on 12,734,821 shares outstanding)                               $8.50
                                                                          =====


See notes to financial statements.


_______________________________________________________________________________

14 o ACM GOVERNMENT OPPORTUNITY FUND


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2003 (unaudited)

Investment Income
Interest                                                            $ 5,474,652

Expense
Advisory fee                                         $ 400,790
Custodian                                               85,665
Administrative fee                                      80,158
Audit & legal                                           39,940
Transfer agency                                         24,495
Printing                                                19,370
Registration                                            16,781
Directors' fees                                         16,781
Miscellaneous                                            7,058
                                                    ----------
Total expenses before interest                         691,038
Interest expense                                       282,450
                                                    ----------
Total expenses                                                          973,488
                                                                    -----------
Net investment income                                                 4,501,164
                                                                    -----------

Realized and Unrealized Gain (Loss)
on Investment and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions                                             (174,361)
   Futures contracts                                                   (214,673)
   Written options                                                      103,358
   Foreign currency transactions                                     (1,450,639)
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                        8,525,645
   Futures contracts                                                   (484,032)
   Written options                                                        2,828
   Foreign currency denominated assets
     and liabilities                                                     36,136
                                                                    -----------
Net gain on investment and foreign
   currency transactions                                              6,344,262
                                                                    -----------

Net Increase in Net Assets
   from Operations                                                  $10,845,426
                                                                    ===========


See notes to financial statements.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 15


STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                    Ended
                                                 January 31,        Year Ended
                                                     2003            July 31,
                                                  (unaudited)          2002
                                                 --------------   --------------
Increase (Decrease) In Net Assets
   from Operations
Net investment income                             $ 4,501,164      $ 7,682,118
Net realized loss on investment and foreign
   currency transactions                           (1,736,315)        (114,973)
Net change in unrealized
   appreciation/depreciation
   of investments and foreign
   currency denominated assets
   and liabilities                                  8,080,577        1,624,279
                                                 ------------     ------------
Net increase in net assets from
   operations                                      10,845,426        9,191,424

Dividends and Distributions to
Shareholders from
Net investment income                              (3,809,043)      (7,682,118)
Distributions in excess of net investment
   income                                                  -0-      (1,862,852)
Tax return of capital                                      -0-        (260,420)

Capital Stock Transactions
Reinvestment of dividends resulting in
   the issuance of common stock                       696,486        1,279,832
                                                 ------------     ------------
Total increase                                      7,732,869          665,866

Net Assets
Beginning of period                               100,554,029       99,888,163
                                                 ------------     ------------
End of period                                    $108,286,898     $100,554,029
                                                 ============     ============


See notes to financial statements.


_______________________________________________________________________________

16 o ACM GOVERNMENT OPPORTUNITY FUND


STATEMENT OF CASH FLOWS
Six Months Ended January 31, 2003 (unaudited)

Increase (Decrease) in Cash from:
Operating Activities:
Interest received                                   $5,018,568
Interest expense paid                                 (308,050)
Operating expenses paid                               (661,043)
                                                    ----------
Net increase in cash from operating
   activities                                                       $ 4,049,475
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments                            58,900,619
Purchase of long-term portfolio
   investments                                     (66,939,326)
Proceeds from disposition of short-term
   portfolio investments, net                          791,784
Increase in variation margin                            49,688
                                                    ----------
Net decrease in cash from investing
   activities                                                        (7,197,235)
Financing Activities:*
Increase in reverse repurchase
   agreements                                        6,302,400
Cash dividends paid                                 (2,353,399)
                                                    ----------
Net increase in cash from financing
   activities                                                         3,949,001
                                                                    -----------
Net increase in cash                                                    801,241
Cash at beginning of period                                               7,527
                                                                    -----------
Cash at end of period                                               $   808,768
                                                                    ===========

-------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets from
   operations                                                       $10,845,426
Adjustments:
Increase in interest receivable                       (231,213)
Net realized loss on investment
   and foreign currency transactions                 1,736,315
Net change in unrealized
   appreciation/depreciation of investments
   and foreign currency transactions                (8,080,577)
Accretion of bond discount and
   amortization of bond premium                       (224,871)
Decrease in interest payable                           (25,600)
Increase in accrued expenses                            29,995
                                                    ----------
Total adjustments                                                    (6,795,951)
                                                                    -----------
Net Increase in Cash from Operating
   activities                                                       $ 4,049,475
                                                                    ===========


* Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 17


NOTES TO FINANCIAL STATEMENTS
January 31, 2003 (unaudited)

NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid price on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.


_______________________________________________________________________________

18 o ACM GOVERNMENT OPPORTUNITY FUND


3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs related to servicing phone


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 19


inquiries for the Fund. During the six months ended January 31, 2003, the Fund reimbursed AGIS $3,710 for these such costs.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $15,143,223 and $17,934,082, respectively, for the six months ended January 31, 2003. There were purchases of $48,236,487 and sales of $40,966,537 of U.S. government and government agency obligations for the six months ended January 31, 2003, respectively.

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $11,845,508 and gross unrealized depreciation of investments was $999,200 resulting in net unrealized appreciation of $10,846,308 (excluding futures and foreign currency transactions).

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting pur-


_______________________________________________________________________________

20 o ACM GOVERNMENT OPPORTUNITY FUND


poses as net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

3. Options Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 21


Transactions in options written for the six months ended January 31, 2003 were as follows:

                                                    Number of
                                                    Contracts        Premium
                                                  -------------   -------------
Options outstanding at beginning of period          14,000,000      $    7,887
Options written                                     54,000,000          95,471
Options expired                                    (68,000,000)       (103,358)
                                                   -----------     -----------
Options outstanding at January 31, 2003                     -0-             -0-
                                                   ===========     ===========


NOTE D

Distributions To Shareholders

The tax character of distributions to be paid for the year ending July 31, 2003 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 were as follows:


                                                    2002            2001
                                               -------------   -------------
Distributions paid from:
   Ordinary income                              $ 8,785,812     $ 6,942,259
                                                -----------     -----------
Total taxable distributions                       8,785,812       6,942,259
   Tax return of capital                            260,420       1,042,645
                                                -----------     -----------
Total distributions paid                        $ 9,046,232     $ 7,984,904
                                                ===========     ===========


As of July 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Accumulated capital and other losses                          $  (4,360,043)(a)
Unrealized appreciation/(depreciation)                           (3,149,178)(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $  (7,509,221)
                                                              =============


(a) On July 31, 2002, the Fund had a net capital loss carryforward of $4,218,700 of which $1,546,112 expires in the year 2008, $1,608,863 expires in the year 2009 and $1,063,725 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2002, the Fund deferred to August 1, 2002, post October capital losses of $88,398. As of July 31, 2002, the Fund deferred tax straddle losses of $52,945.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.


_______________________________________________________________________________

22 o ACM GOVERNMENT OPPORTUNITY FUND


NOTE E

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 12,734,821 shares were outstanding at January 31, 2003. During the six months ended January 31, 2003, the Fund issued 82,180 shares in connection with the Fund's dividend reinvestment plan. During the year ended July 31, 2002, the Fund issued 153,835 shares in connection with the Fund's dividend reinvestment plan.

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended January 31, 2003, the average amount of reverse repurchase agreements outstanding was approximately $35,702,298 and the daily weighted average interest rate was 1.57%.

As of January 31, 2003, the Fund had entered into the following reverse repurchase agreements:

                                               Interest
    Amount                 Broker                Rate         Maturity
------------   -------------------------------  -------  -------------------
 $4,658,244    Deutsche Banc Alex. Brown, Inc.   1.15%     March 31, 2003
 $33,425,102   Deutsche Banc Alex. Brown, Inc.   1.25%     March 31, 2003
 $1,092,648    Greenwich Capital Markets, Inc.   1.22%    February 28, 2003


NOTE G

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral.

For the six months ended January 31, 2003, the Fund had no security lending agreements outstanding.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 23


NOTE H

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.


_______________________________________________________________________________

24 o ACM GOVERNMENT OPPORTUNITY FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                          Six Months
                                             Ended
                                          January 31,                         Year Ended July 31,
                                             2003      ---------------------------------------------------------------
                                         (unaudited)       2002(a)      2001         2000         1999         1998
                                          -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                   $7.95        $7.99        $7.90        $7.76        $8.44        $8.56

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income                           .35(b)       .61(b)       .69(b)       .80(b)       .61          .59
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  .50          .13          .12          .05         (.64)        (.08)
Net increase (decrease) in
  net asset value from
  operations                                    .85          .74          .81          .85         (.03)         .51

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                            (.30)        (.61)        (.64)        (.69)        (.61)        (.59)
Tax return of capital                            -0-        (.02)        (.08)          -0-          -0-          -0-
Distributions in excess of net
  investment income                              -0-        (.15)          -0-          -0-        (.02)        (.04)
Distributions from net realized
  gain on investments                            -0-          -0-          -0-        (.02)        (.02)          -0-
Total dividends and
  distributions                                (.30)        (.78)        (.72)        (.71)        (.65)        (.63)
Net asset value, end
  of period                                   $8.50        $7.95        $7.99        $7.90        $7.76        $8.44
Market value, end of period                   $8.75        $9.20        $8.67        $7.19        $7.13        $7.94

TOTAL RETURN
Total investment return
  based on:(c)
  Market value                                (1.45)%      16.45%       32.38%       11.21%       (2.46)%       8.90%
  Net asset value                             10.78%        9.30%       11.00%       12.22%        (.09)%       6.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $108,287     $100,554      $99,888      $98,137     $101,445     $110,315
Ratio to average net assets of:
  Expenses                                     1.82%(d)     1.92%        2.88%        2.10%        1.19%        1.18%
  Expenses, excluding
    interest expense                           1.29%(d)     1.33%        1.45%        1.31%        1.19%        1.18%
  Net investment income                        8.42%(d)     7.58%        8.69%       10.21%        7.48%        6.89%
Portfolio turnover rate                          41%         173%          98%         120%         211%         230%



See footnote summary on page 26.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 25


(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only.The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.13, increase net realized and unrealized gain on investment transactions per share by $0.13, and decrease the ratio of net investment income to average net assets from 9.16% to 7.58%. Per share, ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


_______________________________________________________________________________

26 o ACM GOVERNMENT OPPORTUNITY FUND


GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 27


ALLIANCE CAPITAL MANAGEMENT L.P.

Alliance Capital Management L.P. is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 12/31/02.


_______________________________________________________________________________

28 o ACM GOVERNMENT OPPORTUNITY FUND


BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Michael L. Mon, Vice President
Douglas J. Peebles, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar
PFPC, Inc.
P.O. Box 8030
Boston, MA 02266-8030

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian
Bank of New York
One Wall Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1)   Member of the Audit Committee.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


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ACM GOVERNMENT OPPORTUNITY FUND o 29


ALLIANCEBERNSTEIN FAMILY OF FUNDS

U.S. Growth Funds

Growth Fund
Growth & Income Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


_______________________________________________________________________________

30 o ACM GOVERNMENT OPPORTUNITY FUND


SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800-331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800) 331-1710.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 31


NOTES


_______________________________________________________________________________

32 o ACM GOVERNMENT OPPORTUNITY FUND


ACM Government Opportunity Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.


OPPSAR0103